                                   EXHIBIT 31a
                    RULE 13a-14(a) / 15d-14(a) CERTIFICATION

        I, John J. Joyce, Chief Executive and Principal Financial Officer of Ambient Corporation, (the "Company") certify that:

        1. I have reviewed this Annual Report on Form 10-KSB for the year ended December 31, 2003.

        2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this annual report;

        4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have:

        a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company is made known to me by others within the small business issuer, particularly during the period in which this annual report is being prepared;

        b) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

        c) Disclosed in this annual report any change in the Company's internal control over financial reporting that occurred during the Company's 2003 fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;

        5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of Company's board of directors (or persons fulfilling the equivalent function):

        a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

        b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


Date: March 30, 2004
                              /s/ JOHN J. JOYCE
                              ---------------------------
                              JOHN J. JOYCE
                              CHIEF EXECUTIVE OFFICER
                              (AND PRINCIPAL FINANCIAL OFFICER)